UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 19, 2017

ENGILITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35487	61-1748527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4803 Stonecroft Blvd. Chantilly, VA	20151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 633-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported, on August 12, 2016, Engility Corporation, a wholly-owned subsidiary of Engility Holdings, Inc. (the “Company”), completed an offering of $300,000,000 aggregate principal amount of 8.875% Senior Notes due 2024 (the “Notes”) which were issued in a private placement. The Notes are guaranteed by Engility Holdings, Inc. and certain wholly-owned subsidiaries of the Company. In accordance with the terms of the registration rights agreement entered into by the Company in connection with such offering, the Company, Engility Holdings, Inc. and the Company’s relevant subsidiaries will be filing a Registration Statement on Form S-4 (the “S-4 Registration Statement”) with the Securities and Exchange Commission on April 19, 2017 with respect to an offer to exchange the Notes and related guarantees for registered notes and guarantees with substantially identical terms.

As previously reported, effective February 26, 2015, pursuant to the Agreement and Plan of Merger, dated as of October 28, 2014 (the “Merger Agreement”), by and among Engility Holdings, Inc., New East Holdings, Inc., East Merger Sub, LLC, TASC Parent Corporation (“TASC”), Toucan Merger Corporation I, and Toucan Merger Corporation II, following consummation of the mergers contemplated by the Merger Agreement, TASC became a wholly-owned subsidiary of the Company. This Current Report on Form 8-K (this “Form 8-K”) includes certain financial information of TASC so that, among other purposes, such financial information will be incorporated by reference into the S-4 Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following items are included as Exhibits to this Form 8-K and incorporated herein by reference:

Exhibit No.	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP

99.1	Audited Consolidated Financial Information of TASC as of and for the years ended December 31, 2014 and 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2017	ENGILITY HOLDINGS, INC. (Registrant)

	By:	/s/ Jon Brooks
Jon Brooks
Vice President, Deputy General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP

99.1	Audited Consolidated Financial Information of TASC as of and for the years ended December 31, 2014 and 2013